UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 21, 2006 (December 15, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A is being filed by Seneca Gaming Corporation (the “Corporation”) to amend and supplement the Corporation’s Current Report on Form 8-K (the “Prior Report”), dated June 22, 2006 and filed on June 28, 2006. The Prior Report, among other matters, announced the appointment of Patrick M. Fox as Chief Financial Officer of the Corporation and his designation as the Corporation’s principal financial and accounting officer.  At the time of such filing, the material terms of Mr. Fox’s new employment arrangement were not known.  On December 15, 2006, the Corporation and Mr. Fox entered into a new employment agreement effective as of June 22, 2006.

Mr. Fox’s new employment agreement extended the term of the agreement through June 21, 2008, and reflects certain changes to Mr. Fox’s compensation.  As of June 22, 2006, Mr. Fox’s annual base salary was increased to $325,000.  Mr. Fox’s salary is subject to review on an annual basis.

If Mr. Fox’s employment is terminated for any reason other than for cause, his death or disability, the loss by the Nation of its ability to conduct gaming activities, or the loss by Mr. Fox of his license to work at the Nation’s gaming facilities, the Corporation is obligated to: (i) pay Mr. Fox his earned, but unpaid, base salary through the termination date and (ii) continue to pay his base salary in effect as of the date of termination for a period following his termination equal to the lesser of (A) 6 months or (B) the remainder of the employment term described in the agreement. Following the termination of his employment, Mr. Fox has a duty to mitigate damages by seeking employment with duties and salary comparable to those provided by the Corporation, and if he obtains such employment, he shall reimburse the Corporation for the amount of the compensation he has received from such other entity for such period, but not to exceed the amount of the compensation the Corporation has paid him for such period.

The agreement was filed as Exhibit 10.29 to the Corporation’s Annual Report on Form 10-K, which was filed with the SEC on December 18, 2006, and is incorporated herein by reference to such Exhibit.  The foregoing description of the agreement is qualified in its entirety by reference to such Exhibit.

Item 9.01.      Financial Statements and Exhibits.

(d)                                 Exhibits

10.1

Employment Agreement, dated December 15, 2006, and effective as of June 22, 2006, between the Corporation and Patrick M. Fox (incorporated by reference to Exhibit 10.29 to the Corporation’s Annual Report on Form 10-K filed with the SEC on December 18, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: December 21, 2006		/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.
10.1

Employment Agreement, dated December 15, 2006, and effective as of June 22, 2006, between the Corporation and Patrick M. Fox (incorporated by reference to Exhibit 10.29 to the Corporation’s Annual Report on Form 10-K filed with the SEC on December 18, 2006).